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                                                  Exhibit 11.1

                            PCD Inc.
       STATEMENT RE COMPUTATION OF EARNINGS PER SHARE (1)

For the quarter ended June 29, 1996
  Common stock outstanding,
     beginning of the period . . . . . . . . . . . .4,609,032
  Weighted average common stock issued
     during the period . . . . . . . . . . . . . . .1,099,705
  Dilutive effect of common stock equivalents. . . .  843,403
                                                    ---------
  Weighted average number of common and common
     equivalent shares outstanding . . . . . . . . .6,552,140
                                                    =========
For the six-months ended June 29, 1996
  Common stock outstanding,
     beginning of the period . . . . . . . . . . . .4,597,032
  Weighted average common stock issued
     during the period . . . . . . . . . . . . . . .  556,404
  Dilutive effect of common stock equivalents. . . .  786,207
                                                    ---------
  Weighted average number of common and common
     equivalent shares outstanding . . . . . . . . .5,939,643
                                                    =========
For the quarter ended July 1, 1995
  Common stock outstanding,
     beginning of the period . . . . . . . . . . . .4,561,032
  Cheap stock outstanding during the period (2). . . 70,364 Weighted average common stock issued
     during the period . . . . . . . . . . . . . . .        -
  Dilutive effect of common stock equivalents. . . .  299,078
                                                    ---------
  Weighted average number of common and common
     equivalent shares outstanding . . . . . . . . .4,930,474
                                                    =========
For the six-months ended July 1, 1995
  Common stock outstanding,
     beginning of the period . . . . . . . . . . . .4,561,032
  Cheap stock outstanding during the period (2). . . 70,364 Weighted average common stock issued
     during the period . . . . . . . . . . . . . . .        -
  Dilutive effect of common stock equivalents. . . .  299,078
                                                    ---------
  Weighted average number of common and common
     equivalent shares outstanding . . . . . . . . .4,930,474
                                                    =========

(1) All common and common equivalent shares have been restated to reflect a 12-for-1 stock split of the Company's common stock effected in February, 1996.

(2) In accordance with the Securities and Exchange Commission Staff Accounting Bulletin No. 83, issuances of common stock and common stock equivalents during the twelve month period preceding the date of the initial filing on February 12, 1996, of the registration statement relating to the Company's initial public offering have been included in the calculation using the treasury stock method at the public offering price ($11 per share), as if they were outstanding for all periods prior to January 1, 1996.
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